SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Latin America Equity Fund
The fund’s Board of Directors (Board) has approved: (i) the appointment of Itaú USA Asset Management, Inc. (IUAM), a subsidiary of Itaú Unibanco S.A., as subadvisor to the fund; and (ii) the subadvisory agreement between DWS Investment Management Americas, Inc. (DIMA), the fund’s investment advisor, and IUAM with respect to the fund. IUAM is expected to assume day-to-day portfolio management responsibilities for the fund on or about May 15, 2020.
DIMA, subject to the approval of the fund’s Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors for the fund. The fund and DIMA have received an exemptive order from the Securities and Exchange Commission (“SEC”) that allows DIMA, subject to the approval of the Board, to appoint IUAM as subadvisor of the fund without obtaining shareholder approval. The fund and DIMA are subject to certain conditions imposed by the SEC order.
Effective on or about May 15, 2020, the fund’s prospectus is supplemented as follows:
The following information replaces the existing disclosure under the “MANAGEMENT” section in the summary section of the fund’s prospectus.
Investment Advisor
DWS Investment Management Americas, Inc.
Subadvisor
Itaú USA Asset Management, Inc.
Portfolio Manager(s)
Scott Piper. Chief Investment Officer, Itaú USA Asset Management, Inc. (New York). Portfolio Manager of the fund. Began managing the fund in 2020.
Luiz Ribeiro, CFA. Portfolio Manager, Itaú Asset Management, Inc. (Brazil). Portfolio Manager of the fund. Began managing the fund in 2013.
Danilo Pereira, CFA. Portfolio Manager, Itaú Asset Management, Inc. (Brazil). Portfolio Manager of the fund. Began managing the fund in 2013.
Marcelo Pinheiro, CFA. Portfolio Manager, Itaú Asset Management, Inc. (Brazil). Portfolio Manager of the fund. Began managing the fund in 2014.
The subadvisor currently anticipates that the Brazil-based members of the portfolio management team will transition the portfolio management responsibilities to its US-based portfolio management over the next year.
The following information is added under the “WHO MANAGES AND OVERSEES THE FUNDS” heading of the “FUND DETAILS” section of the fund’s prospectus.
Subadvisor for DWS Latin America Equity Fund
Itaú USA Asset Management, Inc. (IUAM), a subsidiary of Itaú Unibanco S.A., acts as subadvisor to the fund and, as such, provides portfolio management services to the fund. IUAM is an investment advisor registered with the SEC. IUAM is located at 540 Madison Avenue, 24th Floor, New York, New York 10022, and provides discretionary and non-discretionary asset management services to institutional investors and a select number of ultra-high net worth clients. As of December 31, 2019, IUAM had assets under management of $5.746 billion.
May 14, 2020
PROSTKR20-17

Pursuant to a subadvisory agreement between DIMA and IUAM, DIMA, not the fund, compensates IUAM for the services it provides to the fund.
The following information replaces existing similar disclosure for the fund in the “MANAGEMENT” section within the “FUND DETAILS” section of the fund’s prospectus.
DWS Latin America Equity Fund
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
Scott Piper. Chief Investment Officer, Itaú USA Asset Management, Inc. (New York). Portfolio Manager of the fund. Began managing the fund in 2020.
■	Joined Itaú USA Asset Management, Inc. in 2011.
■	Prior to joining Itaú USA Asset Management, Inc., he worked for eight years at Morgan Stanley Investment Management, where he was a member of the Emerging Markets Group and Co-Portfolio Manager in Latin American assets. Prior to this, he was a Portfolio Manager at Deltec Asset Management managing both Latin American and Emerging Markets portfolios.
■	BA, Tulane University; MBA, IESE Business School, Barcelona, Spain.
Luiz Ribeiro, CFA. Portfolio Manager, Itaú Asset Management, Inc. (Brazil). Portfolio Manager of the fund. Began managing the fund in 2013.
■	Prior to joining Itaú Asset Management, Inc. (Brazil) in 2020 with 26 years of industry experience, he was a Senior Equities Portfolio Manager at DWS. Prior to joining DWS in 2012, he served as a Senior Portfolio Manager at HSBC Bank. Prior to HSBC Bank, he worked as an Investment Officer at IFC − World Bank and as an Analyst and then as a Senior Portfolio Manager at ABN AMRO Bank. He began his investment career as a Trader at Dibran DTVM Ltda.
■	BA in Business Administration from University of São Paulo (USP); MBA in Finance from Brazilian Institute of Capital Markets (IBMEC).
Danilo Pereira, CFA. Portfolio Manager, Itaú Asset Management, Inc. (Brazil). Portfolio Manager of the fund. Began managing the fund in 2013.
■	Prior to joining Itaú Asset Management, Inc. (Brazil) in 2020 with 20 years of industry experience, he was a Portfolio Manager and Equities Analyst at DWS. Prior to joining DWS in 2012, he was the Deputy Head of Latin America - Internal Equities at the Abu Dhabi Investment Authority. Previously, he served as a Senior Latin American Analyst at BNP Paribas Investment Partners, Senior Analyst and Co-manager at Equitas Investimentos and as a Portfolio Manager at Bradesco Asset Management. He began his investment career as a Latin American Analyst at ABN AMRO Asset Management.
■	BA in Business from Fundacao Getulio Vargas.
Marcelo Pinheiro, CFA. Portfolio Manager, Itaú Asset Management, Inc. (Brazil). Portfolio Manager of the fund. Began managing the fund in 2014.
■	Prior to joining Itaú Asset Management, Inc. (Brazil) in 2020 with 13 years of industry experience, he was an Equities Analyst at DWS. Prior to joining DWS in 2013, he served as senior credit analyst at Itaú BBA. Previously, he was a senior analyst for Latin America financial planning at General Electric. Before that, he worked as an analyst for equities and credits and as a junior portfolio manager at Bradesco Asset Management.
■	BA in Economics from University of São Paulo.
The subadvisor currently anticipates that the Brazil-based members of the portfolio management team will transition the portfolio management responsibilities to its US-based portfolio management over the next year.
Please Retain This Supplement for Future Reference
May 14, 2020
PROSTKR20-17
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